Commitments and Contingencies	6 Months Ended
Jun. 30, 2012
Commitments and Contingencies (Abstract)
Commitments and Contingencies

11.Commitments and Contingencies

As at June 30, 2012, the Company had under construction two DP2 suezmax shuttle tankers and one LNG carrier. The total contracted amount remaining to be paid for the three vessels under construction, plus the extra costs agreed as at June 30, 2012 was $358,312. Scheduled remaining payments as of June 30, 2012 were $76,160 from July to December 2012, $114,472 in 2013, $52,400 in 2014 and $115,280 in 2015.

In the ordinary course of the shipping business, various claims and losses may arise from disputes with charterers, agents and other suppliers relating to the operations of the Company’s vessels. Management believes that all such matters are either adequately covered by insurance or are not expected to have a material adverse effect on the Company’s results from operations or financial condition.

Charters-out

The future minimum revenues of vessels in operation at June 30, 2012, before reduction for brokerage commissions, expected to be recognized on non-cancelable time charters are as follows:

Year	Amount
July to December 2012	97,424
2013	151,826
2014	88,007
2015	55,301
2016 to 2023	131,832

Net minimum charter payments	524,390

These amounts do not assume any off-hire.

On December 9, 2010, the Company signed two charter-party agreements with the same charterer, each for the charter of a DP 2 suezmax shuttle tanker for a period of fifteen years to commence on delivery of the vessels, expected in the first and second quarter of 2013 respectively. The revenue to be generated by these two vessels not delivered as at June 30, 2012 has not been included in the above table.